Cash and cash equivalents	12 Months Ended
Dec. 31, 2014
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]
4.    Cash and cash equivalents

Cash and cash equivalents are as follows:

	December 31, 2014
	2014	2013
Cash and due from banks	4,985	2,161
Interest-bearing deposits in banks	775,530	837,557
Total	780,515	839,718
Less:
Pledged deposits	39,210	9,032
	741,305	830,686

On December 31, 2014 and 2013 the New York Agency had a pledged deposit with a carrying value of $3.0 million with the New York State Banking Department, as required by law since March 1994. As of December 31, 2014 and 2013, the Bank had pledged deposits with a carrying value of $10.9 million and $6.0 million, respectively, to secure derivative financial instruments transactions and repurchase agreements.